Barclay’s Global Consumer Staples Conference September 6, 2016 Pinnacle Foods AMPLIFY THE PLAYBOOK

This presentation contains “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, projections and targets, many of which, by their nature, are inherently uncertain. Such expectations, beliefs, projections and targets are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs, projections and targets will be achieved and actual results may differ materially from what is expressed in or indicated by the forward- looking statements. Forward-looking statements are subject to significant business, economic, regulatory and competitive risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in Pinnacle Foods Inc.’s (“Pinnacle Foods,” “Pinnacle” or the “Company”) filings with the U.S. Securities and Exchange Commission (the “SEC”). Nothing in this presentation should be regarded as a representation by any person that these forward-looking statements will be achieved. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. This presentation includes certain non-GAAP financial measures, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures should be considered as supplements to the GAAP reported measures, should not be considered replacements for, or superior to, the GAAP measures and may not be comparable to similarly named measures used by other companies. Non-GAAP financial measures typically exclude certain charges, which are not expected to occur routinely in future periods. The Company uses non-GAAP financial measures internally to focus management on performance excluding these special charges to gauge our business operating performance. Management believes this information is helpful to investors because it increases transparency, and assists investors in understanding the underlying performance of the Company and in the analysis of ongoing operating trends. Additionally, management believes that non-GAAP financial measures are frequently used by analysts and investors in their evaluation of companies, and its continued inclusion provides consistency in financial reporting and enables analysts and investors to perform meaningful comparisons of past, present and future operating results. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in the appendix to this presentation and included in the Company’s filings with the SEC. Forward-Looking Statements & Non-GAAP Financial Measures

Mark Clouse Chief Executive Officer Craig Steeneck EVP & CFO Maria Sceppaguercio SVP Investor Relations Pinnacle Management Tyson Seely Manager Investor Relations

Who We Are • Overview • Pinnacle Playbook • Financial Performance Where We’re Going • Amplify the Playbook Agenda 4

Note: Pro forma for Boulder Brands acquired on January 15, 2016. Birds Eye Frozen 39% Specialty 11% Duncan Hines Grocery 34% Boulder Brands 16% 2015 Net Sales $3.2 billion Diversified Portfolio 5

Retail Distribution Channels • Grocery / Mass • Natural & Organic • Club / Dollar • e-Commerce Manufacturing Facilities 16 Employees 5,141 Broad Scale and Capabilities Temperature Classes • Frozen • Dry Grocery • Refrigerated 6

Who We Are • Overview • Pinnacle Playbook • Financial Performance Where We’re Going • Amplify the Playbook Agenda 7

The Pinnacle Playbook 8 Acquisition & Integration Expertise Cost & Cash Management Smart Marketing & Innovation Lean & Capable Organization Strong Cost & Cash Management tio Experienced

Strong Cost Management 9 Tracking up >400 bps since IPO • Strong productivity • Favorable mix • Price management • Efficient trade spending Playbook Note: Adj. Gross Profit presented above is on a Non-GAAP basis. See reconciliation to GAAP financial measures in Appendix. 2013 2014 2016 H1 2015 (bps vs. PY) Adj. Gross Profit % of Net Sales +190 +50 +180 +80

*Excludes the benefit of $150 million Hillshire net termination fee. Note: Free Cash Flow reflects Net Cash Provided by Operating Activities (Operating Cash Flow) less Capital Expenditures (CAPEX). Strong Cash Management 10 2016 Tracking to +$1bn FCF since IPO • Cash as a priority •Working capital improvement • Debt/interest management Playbook Free Cash Flow ($m) 2013 2014 2016 H1 2015 $178 $298* $265 $76 Operating Cash Flow CAPEX 2015 H1 $105

The Pinnacle Playbook 11 Acquisition & Integration Expertise Strong Cost & Cash Management Smart Marketing & Innovation Lean & Experienced Organization

Smart Marketing and Innovation 12 2013 2014 2015 2016 YTD +0.8 pts +0.5 pts +0.2 pts +0.3 pts Composite $ Market Share (Change vs. PY) TDPs +41% since IPO Share tracking +1.8 pts since IPO • Portfolio management • Focus on shelf, distribution and price • Speed to market • Consumer-driven, margin accretive innovation Playbook Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions. Total Distribution Points (TDPs) exclude discontinued businesses.

Flavor Full Protein Blends Birds Eye Vegetables Birds Eye TDPs +12% 13 • Introduced 3 new platforms in 2015 • Expanded these platforms in 2016 • Multi-media campaign focused on vegetable usage and meal solutions • Increased investment across franchise Birds Eye $ Share +4.3 pts Disney-Themed Marketing Innovation Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; share and TDP growth since YE 2013.

Birds Eye Multi-Serve Meals 14 Voila! Family Size Voila! Premium-Tier Voila! $ Share +12.7 pts • Launched beef, pork, shrimp offerings • Expanding distribution of Premium-tier • Expanding occasions with Family Size • Launched dedicated Voila! advertising • Increase investment in 2016 • Drive broader HH penetration Marketing Innovation Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; share and consumption growth since YE 2013. Voila! Consumption +27%

Duncan Hines 15 Innovation Award Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; share growth since YE 2013. Premium $ Share +2.8 pts • Focused on premium end of category • Perfect Size addresses 1-2 person HH • New decadent gluten-free line • Leverage highly-engaged consumer via digital marketing and social media • Build robust consumer interaction • Focus events on key baking holidays Marketing Innovation Perfect Size 45% Incremental to Category

E.V.O.O. Wish-Bone ~75% ACV 5 of the Top 10 New Items in Category 16 Wish-Bone Growing Share in Latest 2 Periods Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; share growth in 5 week period ended 7/31/16 and 4 week period ended 6/26/16. • Highest EVOO level in mainstream dressing • Breakthrough bottle design and premium price point • An artisan, restaurant-style experience • Strengthening margins within category Better for You Oils Restaurant Experience Ristorante Italiano

The Pinnacle Playbook 17 Acquisition & Integration Expertise Strong Cost & Cash Management Smart Marketing & Innovation Lean & Experienced Organization

Lean and Experienced Organization 18 Sales per Employee >20% above Peer Average • Focused on what matters • Speed as a core value • Mission-critical capabilities • Cost conscience mindset Playbook Note: SG&A Overhead defined as selling, general and administrative expenses excluding marketing, intangible amortization and one-time items; reflects fiscal 2015 FY data. Peer Average comprised of: BGS, CAG, CPB, GIS, KHC, MKC, SJM. Source: Pinnacle analysis. Peer Avg. Pinnacle ~12% 9% SG&A Overhead (% of Net Sales)

The Pinnacle Playbook 19 Acquisition & Integration Expertise Strong Cost & Cash Management Smart Marketing & Innovation Lean & Experienced Organization

Oct. 2013      Acquisition & Integration Expertise 20 Added >$750m Sales since IPO • North America focus • Existing / adjacent categories • Market leadership or line of sight to leadership • Synergy-rich transaction • Speed of integration Playbook Nov. 2014     Jan. 2016     

2015 Innovation 2016 Innovation $ Market Share • Expanded capacity in Vancouver site in 2015 • Acquired Hagerstown, MD facility to further expand capacity beyond 2016 8.9% 11.7% 15.0% 2014 2015 2016 YTD Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions; share of frozen meat substitutes category. Gardein 21 Growing Consumption 35%+ since Acquisition

Attractive Value Creation Since IPO 22 Accretive Acquisitions Accelerate Growth Beyond Algorithm Note: Operating Income and EPS presented above are on a Non-GAAP basis. See reconciliation to GAAP financial measures in Appendix. Total Shareholder Return (TSR) reflects stock price as of 8/30/16 versus IPO price of $20. Net Sales Operating Income EPS Dividend Yield 13% 14% 3% Outpaced Categories 17% 2013 13% Outpaced Categories 10% 39% 3% Outpaced Categories 42% 2014 2015 5% 10% ~2-3% LT Organic Growth Target 4 - 5% 7 - 8% 3 - 4% In Line with Categories 10 - 12% Adjusted Basis TSR +175% since IPO

Who We Are • Overview • Pinnacle Playbook • Financial Performance Where We’re Going • Amplify the Playbook Agenda 23

2016 Vs. PY Net Sales $1,511 +16.5% Gross Margin 28.1% +180 bps Operating Income $222 +21.4% Diluted EPS $0.83 +10.7% Strong First Half 2016 Results… 24 Strong H1 for Base PF $m, except EPS Note: Gross Margin, Operating Income and Diluted EPS presented above are on a Non-GAAP basis. See reconciliation to GAAP financial measures in Appendix. Adjusted Basis Boulder ahead of expectations

…Led to Improved 2016 Outlook Full Year 25 Reduced from 2.0% - 3.0% Increased from $2.08 - $2.13 Unchanged Unchanged Increased from ~$0.05 Net Sales Growth in line with categories Productivity 3.5% to 4.0% of COGS Inflation 2.0% to 2.5% of COGS Adj. Diluted EPS $2.10 to $2.15 Boulder $0.07 to $0.08 Note: Adj. Diluted EPS presented above is on a Non-GAAP basis. See reconciliation to GAAP financial measures in Appendix.

Strong Second Half Programming 26 • Robust Birds Eye program Increased marketing Innovation • Perfect Size pie offerings • Significant Hungry-Man distribution expansion Veggie Made Rice Flavor Full Potatoes Hungry-Man Perfect Size Marketing and Innovation

4.1% 3.7% 3.8% 3.4% 3.5%- 4.0% 2.3% 2.7% 3.2% 1.6% 2.0%- 2.5% 2013 2014 2015 2016 H1 2016E Note: 2016 includes Boulder Brands. Inflation Productivity Sustained Productivity Outpacing Inflation 27 % of Cost of Goods Sold

Conversion Logistics Proteins Grains & Oils Packaging Vegetables & Fruit All Other More Inflationary • Sweeteners • Sugar Deflationary • Grains & Oils • Proteins • Egg Whites 2016 Outlook Note: Pro forma for Boulder Brands acquired on 1/15/16. 2015 Cost of Goods Sold $2.3 billion Diversified Input Basket Acts as a Commodity Hedge 28

Strength of Boulder Brands Integration 2016 2017 2018 SG&A Logistics Procurement Manufacturing Total Synergies $14m $16m +++ 29  On track  Building visibility to synergies beyond 2017 $30m Synergy Target  Highly-experienced Boulder President announced  One order, one invoice completed  Evol Range St. facility closure announced  SKU rationalization well underway  All systems integrated by 12/31    Business Integration  Outlook for 2015-2017 Adj EBITDA Growth Significantly Improved 2016 Sales Outlook: $460m - $480m 2016 EPS Contribution: $0.07 - $0.08  

Continued Strong Free Cash Flow Generation 30 $325m $452m $382m $136m $184m 2013 2014 2015 2015 H1 2016 H1 Peer Average Pinnacle Unleveraged FCF FCF Yield Note: Unleveraged Free Cash Flow is a non-GAAP measure. See reconciliation to GAAP financial measures in Appendix. FCF Yield based on industry analysts’ valuation analyses using prices as of 8/15/16 and Pinnacle analysis. ~4% ~6%

2013 2014 2015 2016E $84m $108m $115 – $125m $103m Disciplined Capital Expenditures 31 Base Acquisition-related % of Net Sales 3.4% 4.0% 4.1% ~4.0% Note: 2016 base CAPEX includes Boulder.

Note: Leverage ratio defined as Total Net Debt / Covenant Compliance EBITDA, as per PF debt agreements and public filings. 7.6X 6.2X 4.5X 4.9X 3.8X 4.8X 3.8X Apr ‘07 Blackstone LBO Dec ‘09 Birds Eye Acquisition Mar ‘13 IPO Oct ‘13 Wish-Bone Acquisition Dec ‘15 Dec ‘15 Pro Forma for BDBD Acquisition Dec ‘17 Estimate IPO proceeds used to reduce debt Approximate 2-year path to 3.8X Target deleveraging post acquisition History of Deleveraging Post Acquisition 32 Leverage Ratio

Who We Are • Overview • Pinnacle Playbook • Financial Performance Where We’re Going • Amplify the Playbook Agenda 33

Amplify the Playbook 34 Acquisition & Integration Expertise Strong Cost & Cash Management Smart Marketing & Innovation Lean & Experienced Organization Expand Margins & Cash Flow

Expand Margins 35 28.2% PF 26.5% Peer Average = 36.0% 46.0% Adj. Gross Profit % of Net Sales Peer Company Comparison Margin & Cash Significantly Reduce Gap to Peer Average by 2019 • Broader MVP scope • Harmonization • Trade optimization • Boulder Margin Amplifiers Note:. Adj. Gross Profit % of Net Sales is a Non-GAAP measure and represents latest fiscal year. See reconciliation to GAAP financial measures in Appendix for PF. MVP is Pinnacle’s Maximizing Value through Productivity program. Source: Peer Company reporting; Pinnacle analysis.

Expand Cash Flow 36 Margin & Cash Strengthen Value Creation Optionality Business Reinvestment #2 Priority Share Repurchase #3 Priority #1 Debt Reduction & Acquisitions Priority After paying interest, taxes and dividends: Cash Priorities Cash Amplifiers • Cash Conversion Cycle  Inventories  Payables • CAPEX rationalization • Interest expense reduction

Amplify the Playbook 37 Acquisition & Integration Expertise Expand Margins & Cash Flow Smart Marketing & Innovation Lean & Experienced Organization Accelerate Profitable Top-Line Growth

Accelerate Profitable Top-Line Growth 38 Growth -1% Avg. Annual PF Cat’y Composite Cumulative PF $ Share 3-Year Growth Through 2015 +1.1 pts Strong Performance vs. Categories 14% 55% 2009 20151 % of Net Sales Strengthened PF H&W Portfolio Continue to drive top-line at or above categories • Health & Wellness portfolio • Strengthened fundamentals • Channel coverage Growth Amplifiers Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions. 1 Pro forma for Boulder Brands acquisition.

Health & Wellness is the Biggest Growth Trend in Food 39 Lifestyle Choices Clean Ingredients Vegetable Demand 43% planning on eating less processed foods this year Actively seeking to increase consumption: 30% participated in some kind of specialized approach to eating in the past 12 months. Top 3 Approaches • Plant Based/ Vegetarian • Lactose-Free • Gluten-Free 43.6% 47.9% 48.9% 62.6% 64.9% Protein Fiber Whole Grains Fruit Vegetables Sources: FMI, US Grocery Shopping Trends, 2015; Mintel Oxygen American Lifestyles 2014: Looking Forward; NPD Eating Trends 2016.

40 Grow in H&W with Consumer-Driven Strategies Lifestyle Leadership Vegetable Ubiquity • Lead key H&W lifestyle movements • Plant Based • Gluten Free • Clean Convenience • Increase support levels • Expand availability and affordability • Add new occasions and formats Better Center of Store • Expand permissibility by increasing positives and reducing negatives • Add portion control choices

Amplify the Playbook 41 Acquisition & Integration Expertise Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth Lean & Capable Organization Strengthen Capabilities; Maintain Costs

Strengthen Capabilities; Maintain Costs 42 • Strengthened capabilities  In-store execution  Pricing analytics and trade optimization  End-to-end planning  Productivity and cash conversion  Best in class marketing mix management • Boulder H&W culture and expertise Capabilities Capability Amplifiers SG&A Overhead at 9%

Amplify the Playbook 43 Acquisition & Integration Expertise Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth Strengthen Capabilities; Maintain Costs Increase M&A Potential

44 Increase M&A Potential M&A •H&W platform broadens options • Decision criteria remains disciplined North America / existing or adjacent categories Leading brands or line of sight to leadership Synergy-rich and speed-of-integration Proven integration model • Dedicated VP Corporate Development resource being hired M&A Amplifiers Acquisitions Accelerate Margins and Growth

Acquisition & Integration Expertise Cost & Cash Management Smart Marketing & Innovation Lean & Capable Organization Increase M&A Potential Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth Strengthen Capabilities; Maintain Costs Amplify the Playbook 45

46 Amplifying the Playbook: What’s Next? We expect to deliver another great year in 2016 Going forward, amplifying the playbook can create further meaningful value  Gross margin opportunity is significant  H&W platform supports faster growth  Strengthened capabilities deliver full potential  Increased M&A potential expands optionality Investor meeting in December to share more details

Pinnacle Foods AMPLIFY THE PLAYBOOK Appendix

Reconciliation from GAAP to Adjusted Financial Measures

Year (52 Weeks) Ended December 27, 2015

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,656	$741	27.9%	$425	$212	117.3	$1.81
Acquisition, merger and other restructuring charges (1)		10	0.3%	14	10		0.08
Other non-cash items (2)		(1)	0.0%	4	3		0.03
Adjusted	2,656	750	28.2%	443	225	117.3	$1.92

Year (52 Weeks) Ended December 28, 2014

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,591	$681	26.3%	$512	$248	116.9	$2.13
Acquisition, merger and other restructuring charges (3)		12	0.4%	(130)	(79)		(0.68)
Other non-cash items (4)		18	0.7%	41	34		0.29
Adjusted	2,591	711	27.4%	423	203	116.9	$1.74

Year (52 Weeks) Ended December 29, 2013

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$2,464	$654	26.5%	$293	$89	108.6	$0.82
Acquisition, merger and other restructuring charges (5)		4	0.2%	22	14		0.13
Other non-cash items (4)		6	0.3%	6	3		0.03
Other adjustments (6)				53	55		0.51
Adjusted	2,464	664	27.0%	374	161	108.6	$1.49
IPO and Refinancing (7)					16	8.0	0.03
Pro Forma	$2,464	$664	27.0%	$374	$177	116.6	$1.52
Stock-based Compensation		*1*	*1*	*8*	*6*		*0.05*
Pro Forma Excluding Stock-based Compensation		*$665*	*$665*	*$382*	*$183*	*116.6*	*$1.57*

(1) Primarily includes: Plant integration and restructuring charges and expenses related to the Boulder acquisition.
(2) Primarily includes: Foreign exchange losses resulting from intra-entity loans, equity-based compensation exp. related to the Hillshire agreement termination and mark-to-market losses.
(3) Primarily includes: Hillshire agreement termination fee (net of costs), restructuring charges including integration costs, employee severance and non-recurring merger costs.
(4) Primarily includes: Equity-based compensation expense resulting from liquidity event, fair value write-up of acquired inventories and mark-to-market gains/losses.
(5) Primarily includes: Restructuring charges from plant consolidations, integration costs, non-recurring merger costs and employee severance.
(6) Primarily includes: Bond redemption costs and management fee paid to sponsor.
(7) Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO and 2013 Refinancing occurred on the first day of Fiscal 2013.

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Pinnacle Foods Inc.

Operating Diluted In millions, except per share Income Diluted Earnings Net Sales $ % Margin (EBIT) Net Earnings Shares Per Share Reported $2,479 $585 23.6% $284 $53 86.5 $0.61 Acquisition, merger and other restructuring charges (1) 38 1.5% 45 28 0.32 Other non-cash items (2) (1) 0.0% Other adjustments (3) 1 0.0% 21 23 0.27 Adjusted 2,479 623 25.1% 350 104 86.5 $1.20 IPO (4) 30 30.9 (0.08) Public company costs (4) (3) (2) Pro Forma $2,479 $623 25.1% $347 $132 117.4 $1.12 Gross Profit (1) Primarily includes: Accelerated depreciation from plant consolidations, restructuring charges including integration costs and employee severance. (2) Primarily mark to market gains. (3) Primarily includes: Bond redemption costs. (4) Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO occurred on the first day of Fiscal 2012. Year (53 Weeks) Ended December 30, 2012 49 Reconciliation from GAAP to Adjusted Financial Measures

Reconciliation from GAAP to Adjusted Financial Measures

First Half (26 Weeks) Ended June 26, 2016

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$1,511	$420	27.8%	$188	$71	117.7	$0.60
Acquisition, merger and other restructuring charges (1)		1	0.1%	32	26		0.22
Other non-cash items (2)		3	0.2%	2	1		0.01
Adjusted	$1,511	$424	28.1%	$222	$97	117.7	$0.83

First Half (26 Weeks) Ended June 28, 2015

In millions, except per share	Net Sales	Gross Profit $	Gross Profit % Margin	Operating Income (EBIT)	Net Earnings	Diluted Shares	Diluted Earnings Per Share
Reported	$1,297	$341	26.3%	$178	$85	117.2	$0.73
Acquisition, merger and other restructuring charges (1)		4	0.3%	6	4		0.03
Other non-cash items (3)		(4)	-0.3%	(2)	(1)		(0.01)
Adjusted	$1,297	$341	26.3%	$182	$88	117.2	$0.75

(1) Primarily includes: Restructuring charges, acquisition integration costs and acquisition-related expenses.
(2) Represents expenses related to the write-up to fair value of inventories acquired as a result of the Boulder acquisition, mark-to-market gains, and unrealized foreign exchange losses resulting from intra-entity loans.
(3) Represents mark-to-market gains, unrealized foreign exchange losses resulting from intra-entity loans and employee stock compensation expense related to the terminated Hillshire merger agreement.

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Pinnacle Foods Inc.

(1) Primarily includes: Restructuring charges from integration costs, non-recurring merger costs and employee severance. 2013 FY 2014 FY 2015 FY 2015 H1 2016 H1 Reported Cash Flows from Operating Activities $262 $551 $373 $124 $165 Capital expenditures (84) (103) (108) (48) (60) Free Cash Flow 178 448 265 76 105 Hillshire termination fee (net of costs and cash taxes) (150) Free Cash Flow ex. Hillshire 178 298 265 76 105 Acquisition, merger and other restructuring charges (1) 39 64 38 20 31 Cash interest expense 108 90 79 40 48 Unleveraged Free Cash Flow $325 $452 $382 $136 $184 Reconciliation of Unleveraged Free Cash Flow to Reported Cash Flows from Operating Activities - $m 51 Reconciliation from GAAP to Adjusted Financial Measures